UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2005
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Agreements
SIGNATURE

Item 1.01. Material Agreements
     On November 8, 2005, Emulex Corporation (the “Company”) increased the base salaries of certain of its executive officers. The new base salaries for the Company’s Chairman and Chief Executive Officer and the four current executive officers of the Company who were the most highly compensated executive officers in fiscal 2005 are set forth in the table below:

Name and Title	Fiscal 2006 Base Salary
Paul F. Folino – Chairman and Chief Executive Officer	$578,948
James M. McCluney – President and Chief Operating Officer	$420,000
Karen Mulvany – Executive V.P., Business Planning and Development	$323,287
Michael J. Rockenbach – Executive V.P., and Chief Financial Officer	$308,024
William F. Gill – Executive V.P., Worldwide Sales	$247,242

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)
Date: November 10, 2005	By:	/s/ PAUL FOLINO
Paul Folino,
Chairman and Chief Executive Officer